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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 April 27, 2004




                          EXTENDED SYSTEMS INCORPORATED
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                   000-23597               82-0399670
-------------------------------       -----------           ----------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NUMBER)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            Extended Systems Incorporated ("ESI") entered into a Binding Memorandum of Understanding effective April 27, 2005 (the "Agreement") with Agilent Technologies Singapore Pte. Ltd. ("Agilent"), a subsidiary of U.S.-based Agilent Technologies, Inc., Korea-based Samsung Electronics Co., Ltd., ("Samsung"), and two Samsung U.S. affiliates. The Agreement resolves a lawsuit in which ESI had sought, among other things, to recover damages or unpaid royalties due as a result of Samsung's use of ESI's XTNDAccess(TM) IrDA Software Development Kit (SDK) and XTNDAccess(TM) IrFM SDK solutions (collectively, "Ir Software") in combination with Agilent transceiver products. Under the term of the Agreement, ESI entered into a royalty-bearing license with Samsung for future use of Ir Software. ESI also granted Samsung an option to purchase for a lump sum a two-year license to use ESI's Ir Software and its XTNDConnect PC software in Samsung cell phones. At the conclusion of the two-year paid up licenses, Samsung would have the option to continue to license the software at royalty rates not greater than those set out in the Agreement. In addition to $1.5 million in payments received by ESI in March and April 2005 toward claims asserted in the lawsuit, the Agreement also provides that Samsung and Agilent will pay ESI an additional $1.25 million by May 27, 2005, $2.0 million by August 31, 2005 and a final installment of $1.0 million by December 1, 2005.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On May 3, 2005, ESI issued a press release that contained financial data for the third quarter of fiscal 2005 ended March 31, 2005 and that provided initial financial guidance for the fourth quarter of fiscal 2005. A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   Exhibits

                 EXHIBIT                        DESCRIPTION
                 -------                        -----------

                  99.1 Press Release of Extended Systems Incorporated dated May 3, 2005
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 3, 2005                     EXTENDED SYSTEMS INCORPORATED



                                       By: /s/ VALERIE A. HEUSINKVELD
                                           --------------------------
                                           Valerie A. Heusinkveld
                                           Chief Financial Officer
                                           (principal financial and accounting
                                           officer)

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                                  EXHIBIT INDEX



Exhibit
Number
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 99.1    Press Release of Extended Systems Incorporated dated May 3, 2005.